UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 13, 2014
(Date of earliest event report)

WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 8.01. Other Events

On August 13, 2014, Weyerhaeuser Company (“Weyerhaeuser” or the “Company”) issued a press release announcing that the Board of Directors of the Company has authorized a $700 million share repurchase program. The Board also declared a dividend of $0.29 per share on the Company's common shares and a dividend of $0.7969 per share on the 6.375% Mandatory Convertible Preference Shares, Series A. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description
99.1        Weyerhaeuser Company press release, dated August 13, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Devin W. Stockfish
Name:	Devin W. Stockfish
Title:	Senior Vice President and General Counsel

Date: August 13, 2014